Exhibit 99.1

Investor Meetings

February 28, 2014

Cross Winds Energy Park

Jackson Gas Plant

Consumers Smart Energy Program

Morgan Stanley Utilities Conference

March 3, 2014

Cross Winds Energy Park

Jackson Gas Plant

Consumers Smart Energy Program

Consumers Smart Energy Program

UBS 2014 Natural Gas & Electric Utilities Conference

March 5, 2014

Cross Winds Energy Park

Jackson Gas Plant

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2013. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

Mindset . .. . .

10-Year Actual $1.66

7% CAGR $1.78 5%—7% Peers 4% $1.74 $1.45 $1.55 $1.36 $1.26 6% $1.21 a $1.08

6% 5%—7% $1.08 $1.02 $0.96 14% 96 $0.90 27% 84 $0.84 32% 66 $0.81 Int’l Sale 39% 50¢ 80%

36¢ 20¢

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Future Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 60%-70%

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . drives consistent “real” growth.

CMS Energy MODEL . . . .

RESULTS

Consistent Predictable

Self-Imposed Limits

Sustainable base rates < 2% inflation

Investment “Needed Not Wanted”

Investment

Ten year—$15 billion

Small, bite size projects

None “Bet The Company”

Upside Catalysts

A. Capex >$15 billion

B. PPA’s expire = 2,000 MW

C. Credit rating

D. Sales

E. Capacity price increases

F. ROA elimination

G. Continuous cost reductions

. . . . benefits customers AND shareowners.

Model Delivers . . . .

One Year Three Year Five Year Ten Year Future Annual Growth

CMS Energy 7% 22% 37% 105% 5%-7%

Note: Dividend Growth 6 29 116 na 5-7

Peer Group 3 9 15 45 ?

Source: Bloomberg, periods ending 12/31/2013. Consensus used for companies that haven’t reported.

. . . . EPS cumulative growth at the very high end of all peers.

4

Consumers Energy . . . .

Territory

Overview

Fourth largest combination utility in the United States 1.8 million electric and 1.7 million gas customers 8,600 MW of owned and purchased generation capacity 312 TBtu of gas storage capacity Premium regulatory environment

. . . . one of largest investors and employers in Michigan.

Purchase of Jackson Gas Plant . . . .

The Transaction

Asset:

540 MW gas plant located in

Jackson, Michigan

Price: $155 million ($286/kW)

Technology: Combined cycle

Heat rate – 8,800 Btu/kWh

Connecting The “Dots”

Retire small coal plants

Recover through securitization; lower rates

Replace with cleaner, inexpensive gas plant purchase

Suspend CON; Thetford on hold

Close late 2015 when needed

Creates headroom for other needed investments

. . . . provides substantial savings to customers.

New Gas Plant . . . .

Customers benefit:

Lower rates

Better timing

Investors benefit:

Lower risk

Investment backfill

EPS & OCF growth more certain

No block equity

Other Needed Investments—$545 Million

Electric Reliability $200 Million

Gas Infrastructure $165 Million

Accelerate Smart Energy & Other $180 Million

. . . . adds capacity and makes room for more investment.

Regulatory Update . . . .

Amount

(mils)

Savings from purchase of Jackson Plant; replacing build

Securitize Classic 7

MPSC Order complete

No appeals

Avoid rate cases until 2015 test year

New investment self-funded

$545

$390

$150

. . . . new investment self-funded, improving rates.

Rate Cases Eliminated! . . . .

Gas Rate Case Avoided

Electric Rate Case Avoided

$49

O&M

Tax/Other

$0

2013 2014

$100

O&M

Tax

Cross Winds

$0

2014

. . . . good for customers (prices) and investors (no ROE risk).

A. Visible, 10-Year INVESTMENT Plan . . . .

2013-2022

10-Year Plan

Opportunity Level

Opportunity

$15 Billion

$20 Billion

Amount

(bils)

Generation capacity

PPA replacement $1.7

ROA return

Higher renewables .3 Gas conversions & expansion 1.0 Electric reliability & transmission 2.0 Total Opportunities $5.0

Rate Base 6% Customer base rates <2

>4

. . . reflects catch-up needed to reduce cost and improve reliability.

Capital Investment . . . .

Amount (bils) $1.8

$7.4 Now $8

+$1 Bil

A.) Was $7 B.) $6.3 w/Thetford w/o Thetford

Estimated 2019 Depreciation $800 Million 2014 Depreciation $600 Million

0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

. . . . up $0.4 billion; $545 million savings from Jackson IPP more than offset by addition of $1 billion!

Investment Catch-Up . . . .

Amount (bils) $1.8

$1.5

Peers

Restructuring

Catch Up

CMS

2013 Pct of Market Cap Cap Inv OCF Liquidity CMS 21% 20% 24% Peers 18 16 20

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: 10K; actual amounts through 2012 smoothed for illustration

. . . . creates unique opportunity; with OCF already stronger than peers.

B. Expiring PPA’S . . . .

MW

10,000 9,000 8,000 7,000 6,000 0

Planned Demand Reductions

Capacity Shortfall

Jackson Plant

Classic 7 Mothballed (950 MW)

Palisades PPA Termination (778 MW)

MCV PPA Termination (1,240 MW)

Current Supply Portfolio

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

CE Portfolio Capacity Shortfall

Net Peak Demand Plus Reserves

Jackson Plant

Smart Energy, EO, Interruptibles Total Peak Demand Plus Reserves

Replace PPA contracts with owned generation

Provides incremental rate base (and earnings potential) with no impact to customer rates

. . . . will provide investment headroom.

C. Credit RATINGS....


Scale
S&P / Fitch
Moody's
S&P
Moody's
Fitch
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook Stable Stable Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . just upgraded.

14

D. SALES Growth . . . .

Economic Indicators

Grand

Rapids Michigan U.S

Unemployment 5.6% 8.4% 6.7%

December 2013

GDP (real) 2010 thru 2012 14 11 7

Population 2010 Census 2 0 2

thru July 2012

. . . . best in Midwest.

E. CAPACITY Price Market Increases . . . .

Today

(mils)

Future Scenarios

(mils)

+$50

$55

$35

+$30

$5

Capacity price ($ kW per month)

< $0.50

$4.50

$7.50

. . . . could add value to the 700 MW “DIG” plant.

F. Retail Open Access Policy (ROA) . . . .

0.02% 310 “ROA” Electric Customers

1.8 Million Consumers Energy Customers = 99.98%

Governor wants affordable residential bills and competitive industrial rates Eliminating ROA could:

Lower industrial rates by 10% or all customers by 4%

Policy has big impact on competitiveness

$150 million cost opportunity

. . . . change could allow for lower industrial rates.

Michigan’s Energy Future . . . .

Governor’s 2025 Energy Goals

Regulatory Support

Adaptability

Eliminate energy waste

Reduce coal, replace with renewables and gas

Reliability

Top quartile performance (SAIFI)

Top half performance (SAIDI)

Affordability

Residential bills below U.S. average

Competitive industrial rates

Environmental Protection

Reduce mercury, acid rain, particulates

Increase renewables

(from the right)

Michigan Governor Rick Snyder MPSC Chairman John Quackenbush

Michigan Energy Office Director Steve Bakkal

. . . . will continue to strengthen with sound policy and strong leadership.

The Governor on Retail Open Access. . . .

Question: “You seem to agree with utilities’ argument on choice. Does that mean you will eliminate shopping altogether or keep the 10% cap in place?”

“Choice creates a lot of challenges and problems so I wouldn’t jump to say increasing choice is the answer. I’m concerned about people bouncing back and forth depending on what’s going on with rates, essentially trying to arbitrage markets.”

Governor Rick Snyder

The Jackson City Council voted unanimously to pass a resolution opposing House Bill 5184.

. . . . choice is not the solution to industrial competitiveness.

G. Self-Initiated COST Control . . . .

Average Annual O&M Change

+6%

+2%

+1%

Peers

Major

CMS Flat Storms

-2% -3% -2%

Peers 2013 -6%

Reinvestment w/o Storm Changes Major 2013 Actual/Plan -8% Storms

-10%

2006-2012 2012 2013 2014 2014-2018

. . . . . holds down rates and allows better system reliability.

G. Continuous COST Reduction . . . .

Past Progress

Future Examples

Headcount

7,600

$100k

Each 7,200

600 1,000 $60k

Each

2010 2012

People Productivity = $64 million

Fuel Mix MW Employees 2016 Retire Coal -900 -300 2016 Add GCC + 540 + 20 Total -360 -280 Future Savings (mils) $25

Benefits Future Savings Annual (mils)

2002-2012 Actions completed $25 2013 EGWP, OPEB & other 50 Future savings $75

. . . . . a way of life at CMS.

CMS Mindset . . . .

Icy Late December

Than O&M Forecast B/(W)

(mils)

Storm(total Insurance $50 M) $(37) 16 Sales Lower—weather contributions 12 9 Total $ 0

Guidance

2014 Cold Winter

2013 Cold Winter & Cost Savings

2012 Hot Summer

Reinvested earlier

2013 Mild Summer

$1.66 +7%

Reinvestment (January-October) Amount (mils) Improve gas reliability $16 Improve electric reliability 14 Accelerate generation maintenance 7 Prefund pension & storm response 21 Total $58

. . . . delivere for customers AND investors.

Operating Cash Flow Growth . . . .

Amount

(bils)

Gross operating cash flowa up $0.1 billion per year

$ 2.5 2.0 1.5 1.0 0.5 0

(0.5)

Up $0.5 Billion

$2.2 $2.0 $2.1 $1.9 $1.7 $1.8 $1.6 $1.5

Interest $1.4 $1.45 Working capital and taxes Investment

            a Non-GAAP Cash flow before dividend

2012 2013 2014 2015 2016 2017 2018

NOLs & Credits $0.7 $0.6 $0.4 $0.5 $0.4 $0.2 $0.1

. . . . self-funds investment and strategy.

Key Takeaways . . . .

Growth

5%-7% EPS growth

Dividend growth premium (like earnings)

Transparent

Ten-year, $15 billion investment plan

Constructive regulatory climate

Continuous cost reductions

Predictable

On track for 12th consecutive year of consistent, sector-leading financial performance

Catalysts not in plan!

. . . . attractive future total shareowner return.

Appendix

2014 Adjusted EPS (non-GAAP) . . . .

Utility

Enterprises and Parent

7¢- 11¢

$1.74 -$1.78

6? 1? $1.66 14?

Weather (15)¢

27¢ 2013

Sales (3)¢ Full Productivity Year

(18)¢ Impact

Investment Higher

Storms

(18)¢—(22)¢

2013 Weather & Sales Investment Cost Lower O&M (inc Tax Savings Rate Lower Parent 2014

& Other benefits) Changes Debt Prefunding

. . .. . growth up 5% to 7% over 2013.

Capital Expenditures

2014-2018 Plan

2013 2014 2015 2016 2017 2018 Total

(mils) (mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 199 $ 190 $ 197 $ 202 $ 211 $ 208 $ 1,008

Generation 89 96 93 88 60 155 492

New Customers 48 47 38 39 38 34 196

Other 96 102 81 82 84 61 410

Electric Base Capital $ 432 $ 435 $ 409 $ 411 $ 393 $ 458 $ 2,106

Gas

Distribution $ 177 $ 152 $ 181 $ 177 $ 193 $ 212 $ 915

New Customers 45 45 40 36 36 35 192

Other 88 60 53 53 49 44 259

Gas Base Capital $ 310 $ 257 $ 274 $ 266 $ 278 $ 291 $ 1,366

Total Base Capital $ 742 $ 692 $ 683 $ 677 $ 671 $ 749 $ 3,472

Investment Choices

Environmental $ 292 $ 280 $ 200 $ 122 $ 114 $ 111 $ 827

Electric Reliability 102 156 208 108 129 133 734

Gas Infrastructure 117 182 198 178 202 211 971

New Gas Plant Capacity — — — 155 10 100 265

Renewables 83 163 9 — — — 172

Consumers Smart Energy 66 84 134 175 120 — 513

Ludington Hydro & other 62 90 55 58 56 145 404

Total Choices $ 722 $ 955 $ 804 $ 796 $ 631 $ 700 $ 3,886

Total Utility $ 1,464 $ 1,647 $ 1,487 $ 1,473 $ 1,302 $ 1,449 $ 7,358

2014 Cash Flow Forecast (non-GAAP)

CMS Energy Parent

Consumers Energy

Amount

(mils)

Cash at year end 2013 $ 18

Sources

Operating (depreciation & amortization $679) $ 1,800

Other working capital (125)

Sources $ 1,675

Uses

Interest and preferred dividend $ (225)

Capital expenditures b (1,645)

Dividend and tax sharing $(225) to CMS (670)

Pension contribution 0

Uses $ (2,540)

Cash flow $ (865)

Financing

Equity $ 350

New issues (includes securitization bonds) 850

Retirements (200)

Net short-term financing & other (128)

Financing $ 872

Cash at year end 2014 $ 25

Bank Facility ($650) available $ 650

AR Facility ($250) available $ 180

Amount

(mils)

Cash at year end 2013 $ 116

Sources

Consumers Energy dividend and tax sharing $ 670

Enterprises 25

Sources $ 695

Uses

Interest and preferred dividend $ (135)

Overhead and Federal tax payments (10)

Equity infusion (350)

Pension contribution 0

Uses a $ (495)

Cash flow $ 200

Financing and Dividend

New issues $ 250

Retirements (250)

DRP, continuous equity 45

Net short-term financing & other (10)

Common dividend (290)

Financing $ (255)

Cash at year end 2014 $ 61

Bank Facility ($550) available $ 548

a Includes other

b Includes cost of removal and capital leases

2014 Sensitivities . . . .

Annual Impact

Status Sensitivity EPS OCF

(mils)

Sales a

Electric (37,017 Gwh) + 1% + $0.05 + $20

Gas (291.0 Bcf) + 5 + 0.07 + 30

Gas prices (NYMEX) + $1.00 –+ 0.01 –+ 60

ROE (authorized)

Electric (10.3%) + 25 bps + 0.03 + 12

Gas             (10.3%) + 25 + 0.01 + 5

a Reflect 2014 sales forecast; weather adjusted

. . . . reflect strong risk mitigation.

Liquidity (as of 12/31/13) . . . .

Availability

2013 Financing Activities

CMS Energy

5-year revolver—2018

Consumers Energy

5-year revolver—2018

5-year revolver—2018 AR Facility—2015 Cash

$1.5 Billion

$548 mils

500

150 80 172

Consumers Energy FMB

$425 million, 3.95%, 2043

$325 million, 3.375%, 2023 CMS Energy

$250 million, 4.7%, 2043

$20 million equity

Filed to issue $50 million periodically

. . . . strong and conservative.

GAAP Reconciliation

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Reported earnings (loss) per share—GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $ 1.66

After-tax items:

Electric and gas utility 0.21 (0.39)- - (0.07) 0.05 0.33 0.03 — 0.17 -

Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) *

Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * *

Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) *

Asset impairment charges, net - - 1.82 0.76 0.60 - - - - - -

Cumulative accounting changes 0.16 0.01- - - - - - - - -

Adjusted earnings per share, including MTM—non-GAA $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $ 1.66

Mark-to-market impacts 0.03 (0.43) 0.51

Adjusted earnings per share, excluding MTM—non-GAA NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

2012 2013 2014 2015 2016 2017 2018

Consumers Operating Income + Depreciation & Amortization $ 1,635 (a) $ 1,740 $ 1,800 $ 1,876 $ 1,952 $ 2,054 $ 2,162

Enterprises Project Cash Flows 17 16 25 30 28 35 36

Gross Operating Cash Flow $ 1,652 $ 1,756 $ 1,825 $ 1,906 $ 1,980 $ 2,089 $ 2,198

Other operating activities including taxes, interest payments and working capital (411) (335) (375) (356) (730) (739) (748)

Net cash provided by operating activities $ 1,241 $ 1,421 $ 1,450 $ 1,550 $ 1,250 $ 1,350 $ 1,450

(a) excludes $(59) million 2012 disallowance related to electric decoupling

Consumers Energy

2014 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Presentation Sources and Uses: Description	non-GAAP Amount	Reclassifications From Sources and Uses to Statement of Cash Flows: Tax Sharing Operating	Interest Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts as Financing	Securitization Debt Pymts as Financing	Common Dividends as Financing	Consolidated Statements of Cash Flows: GAAP Amount	Description
Cash at year end 2013	**$ 18**	$ -	$ -	$ -	$ -	$ -	$ -	**$ 18**	**Cash at year end 2013**
Sources									
Operating (dep & amort $679)	$ 1,800								
Other working capital	(125)								**Net cash provided by**
Sources	**$ 1,675**	$ (242)	$ (225)	$ 39	$ 23	$ 58	$ -	**$ 1,328**	**operating activities**
Uses									
Interest and preferred dividends	$ (225)								
Capital expenditures [a]	(1,645)								
Dividends/tax sharing to CMS	(670)								**Net cash used in**
Uses	**$ (2,540)**	$ 225	$ 225	$ (39)	$ -	$ -	$ 445	**$ (1,684)**	**investing activities**
Cash flow	**$ (865)**	$ (17)	$ -	$ -	$ 23	$ 58	$ 445	**$ (356)**	**Cash flow from operating and investing activities**
Financing									
Equity	$ 350								
New Issues	850								
Retirements	(200)								
Net short-term financing & other	(128)	17							**Net cash provided by**
Financing	**$ 872**	$ 17	$ -	$ -	$ (23)	$ (58)	$ (445)	**$ 363**	**financing activities**
Net change in cash	**$ 7**	$ -	$ -	$ -	$ -	$ -	$ -	**$ 7**	**Net change in cash**
Cash at year end 2014	**$ 25**	$ -	$ -	$ -	$ -	$ -	$ -	**$ 25**	**Cash at year end 2014**

[a] Includes cost of removal and capital leases

34

CMS Energy Parent

2014 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Reclassifications From Sources and Uses to Statement of Cash Flows

Presentation Sources and Uses Non Equity Consolidated Statements of Cash Flows

non-GAAP Uses GAAP

Description Amount as Operating Other Amount Description

Cash at year end 2013 $ 116 $ — $ (116) $ — Cash at year end 2013

Sources

Consumers Energy dividends/tax sharing $ 670

Enterprises 25 Net cash provided by

Sources $ 695 $ (168) $ — $ 527 operating activities

Uses

Interest and preferred dividends $ (135)

Overhead and Federal tax payments (10)

Equity infusions (350)

Pension Contribution — Net cash used in

Uses (a) $ (495) $ 145 $ — $ (350) investing activities

Cash flow from

Cash flow $ 200 $ (23) $ — $ 177 operating and

investing activities

Financing and dividends

New Issues $ 250

Retirements (250)

Equity programs (DRP, continuous equity) 45

Net short-term financing & other (10) 23

Common dividend (290) Net cash provided by

Financing $ (255) $ 23 $ 55 $ (177) financing activities

Net change in cash $ (55) $ — $ 55 $ — Net change in cash

Cash at year end 2014 $ 61 $ — $ (61) $ — Cash at year end 2014

(a) Includes other

Consolidated CMS Energy

2014 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Eliminations/Reclassifications/Consolidation to

Arrive at the Consolidated Statement of Cash Flows

Statements of Cash Flows Other Consumers Equity

Consumers CMS Parent Consolidated Common Dividend Infusions to Consolidated Statements of Cash Flows

Description Amount Amount Entities as Financing Consumers Amount Description

Cash at year end 2013 $ 18 $ — $ 154 $ — $ — $ 172 Cash at year end 2013

Net cash provided by $ 1,328 $ 527 $ 40 $ (445) $ — $ 1,450 Net cash provided by operating activities operating activities

Net cash provided by (1,684) (350) (114) — 350 (1,798) Net cash used in investing activities investing activities

Cash flow from $ (356) $ 177 $ (74) $ (445) $ 350 $ (348) Cash flow from operating and operating and

investing activities investing activities

Net cash provided by $ 363 $ (177) $ 18 $ 445 $ (350) $ 299 Net cash provided by financing activities financing activities

Net change in cash $ 7 $ — $ (56) $ — $ — $ (49) Net change in cash

Cash at year end 2014 $ 25 $ — $ 98 $ — $ — $ 123 Cash at year end 2014